DWS Government and Agency Securities Portfolio Expense Example - Government Cash Managed Shares [Member] - DWS Government and Agency Securities Portfolio - Government Cash Managed Shares	Apr. 30, 2025 USD ($)
Prospectus [Line Items]
Expense Example, with Redemption, 1 Year	$ 43
Expense Example, with Redemption, 3 Years	135
Expense Example, with Redemption, 5 Years	235
Expense Example, with Redemption, 10 Years	$ 530